UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional materials

☐	Soliciting Material Pursuant to § 240.14a-12

SKECHERS U.S.A., INC.

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, schedule or registration statement no.:
	(3)	Filing party:
	(4)	Date filed:

EXPLANATORY NOTE

On April 9, 2020, Skechers U.S.A., Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2020 Annual Meeting of Stockholders with the Securities and Exchange Commission (“SEC”). The Proxy Statement was filed in connection with the Company’s 2020 Annual Meeting of Stockholders to be held on May 21, 2020 (the “Annual Meeting”). This supplement to the Proxy Statement and Proxy Card is being filed to add a new Proposal No. 3 that is soliciting a non-binding advisory vote to approve the compensation of our Named Executive Officers (“Proposal No. 3”). This Proposal No. 3 was inadvertently omitted from the Proxy Statement and Proxy Card when originally filed with the SEC. Other than the addition of this Proposal No. 3 to the Proxy Statement and the Proxy Card, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed.

SKECHERS U.S.A., INC.

PROXY STATEMENT SUPPLEMENT

For Annual Meeting of Stockholders to be Held

May 21, 2020 at 11:00 a.m. Pacific Time

This proxy statement supplement (the “Supplement”) supplements and amends the original definitive proxy statement of Skechers U.S.A., Inc. (the “Company”, “we”, or “our”), dated April 9, 2020 (the “Proxy Statement”) for the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to, add a new Proposal 3 to the Proxy Statement that provides for a non-binding advisory vote to approve the compensation of our Named Executive Officers (“Proposal No. 3”). The Annual Meeting is being held virtually via the internet at www.virtualshareholdermeeting.com/SKX2020.

This Supplement relates solely to the new Proposal No. 3 that will be presented to stockholders at the Annual Meeting and does not provide information with respect to the other proposals that are being presented to stockholders for their vote at the Annual Meeting. Information regarding Proposal Nos. 1 and 2 that will be presented to stockholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on April 9, 2020. To the extent that the information in this Supplement differs from, updates or conflicts with the information contained in the Proxy Statement, the information in this Supplement amends and supersedes the information in the Proxy Statement. Except as so amended or superseded, all information set forth in the Proxy Statement remains unchanged and important for you to review. Accordingly, we urge you to read this Supplement carefully and in its entirety together with the Proxy Statement.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. This Supplement, and the updated Notice of Internet Availability of Proxy Materials and the revised proxy card that are attached hereto as Appendix A, are available to stockholders beginning on or about May 11, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 21, 2020: This Supplement, the Proxy Statement and 2019 annual report are available in the SEC Filings section of the investor relations page of our corporate information website at https://investors.skechers.com/financial-data/all-sec-filings and at www.proxyvote.com

Please note that if you have already voted your shares by one of the methods described in the Proxy Statement, we strongly encourage you to read this Supplement and also to vote on Proposal No. 3.

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are seeking stockholder approval on an advisory, non-binding basis of the compensation of our Named Executive Officers as disclosed in the section of the proxy statement titled “Executive Compensation.” In this Proposal No. 3, stockholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the proxy statement for the Company’s 2020 Annual Meeting of Stockholders.”

Stockholders are urged to read the Compensation Discussion and Analysis section of the proxy statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy, and to refer to the related executive compensation tables. The compensation of our Named Executive Officers is based on a design that ties a substantial percentage of an executive’s compensation to our attainment of financial and other performance measures that, our Board of Directors believes, promote the creation of long-term stockholder value and position our company for long-term success. As described more fully in the Compensation Discussion and Analysis, the mix of fixed and performance-based compensation, as well as the terms of restricted stock awards, are designed to enable our company to attract and maintain top talent while, at the same time, creating a close relationship between our company’s performance and overall stockholder return and the Named Executive Officers’ compensation. Our Compensation Committee and Board of Directors believe that the design of the program, and hence the compensation awarded to Named Executive Officers under the current program, fulfills this objective.

Although the vote is advisory and non-binding, our Board of Directors and Compensation Committee value the opinions that our stockholders express in their votes and will consider the voting results in connection with their ongoing evaluation of our compensation program. Our Board of Directors has determined to hold an advisory vote on the compensation of our Named Executive Officers every three years. Unless our Board of Directors modifies its determination on the frequency of such future advisory votes, the next advisory vote on the compensation of our named executive officers will be held at the 2023 annual meeting of stockholders.

The Board of Directors recommends a vote FOR the advisory, non-binding resolution approving the compensation of our Named Executive Officers.

Counting of Votes

Proposal No. 3 will be considered as having passed if it receives the affirmative “For” vote of a majority of voting interest of the shares of Class A Common Stock and Class B Common Stock virtually present or represented by proxy and entitled to vote on such proposal at the Annual Meeting. Proxies marked “Abstain” as to Proposal No. 3 will have the same effect as a vote cast against it.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers are not permitted to vote on Proposal No. 3 without instructions from the beneficial owner. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of Proposal No. 3 and will not be counted in determining whether there is a quorum.

Revocation of Proxies/Voting of Shares

If you have previously submitted voting instructions with respect to Proposal Nos. 1 and/or 2, then

•	submitting a revised proxy with voting instructions consistent with prior instructions received will have no impact on those prior instructions;

•	submitting a revised proxy with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions;

•	submitting a revised proxy with no voting instructions with respect to Proposal Nos. 1 and 2 will result in the shares being voted on those matters as provided in the paragraph below; and

•	not submitting a revised proxy will have no impact on prior voting instructions received with respect to Proposal Nos. 1 and/or 2.

For stockholders of record, all shares represented by the proxies mailed to stockholders will be voted at the Annual Meeting in accordance with instructions given by the stockholders. If no direction is given, the shares represented by the proxy will be voted FOR the election of the nominees for director named herein, AGAINST the stockholder proposal and FOR the non-binding advisory vote to approve the compensation of our Named Executive Officers.

APPENDIX A

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 21, 2020

Meeting Information

SKECHERS U.S.A., INC.	Meeting Type: Annual Meeting
For holders as of: March 23, 2020
Date: May 21, 2020 Time: 11:00 AM PDT
Location: Virtual only
via the internet at www.virtualshareholdermeeting.com/SKX2020

SKECHERS U.S.A., INC. 228 MANHATTAN BEACH BLVD. MANHATTAN BEACH, CA 90266 ATTN: TED WEITZMAN	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2020 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote

FOR the following:

1.	Election of Directors

Nominees

01	Katherine Blair 02 Geyer Kosinski 03 Richard Rappaport 04 Richard Siskind

The Board of Directors recommends you vote AGAINST the following proposal:

2.	Stockholder proposal requesting the Board of Directors to adopt a human rights policy.

The Board of Directors recommends you vote FOR the following proposal:

3.	Advisory vote to approve compensation of Named Executive Officers.

NOTE: Each of the person’s named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting of Stockholders, or any adjournments thereof.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

SKECHERS U.S.A., INC. 228 MANHATTAN BEACH BLVD. MANHATTAN BEACH, CA 90266 ATTN: TED WEITZMAN

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/20/2020 for shares held directly and by 11:59 P.M. ET on 05/18/2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/SKX2020

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/20/2020 for shares held directly and by 11:59 P.M. ET on 05/18/2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR
the following:		☐	☐	☐
1.	Election of Directors
Nominees
01	Katherine Blair 02 Geyer Kosinski 03 Richard Rappaport 04 Richard Siskind
The Board of Directors recommends you vote AGAINST the following proposal:						For	Against	Abstain
2.	Stockholder proposal requesting the Board of Directors to adopt a human rights policy.					☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
3.	Advisory vote to approve compensation of Named Executive Officers.					☐	☐	☐

NOTE: Each of the person’s named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting of Stockholders, or any adjournments thereof.

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.

For address change/comments, mark here. (see reverse for instructions)		Yes	No	☐
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com.

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SKECHERS U.S.A., INC.

Annual Meeting of Stockholders

Thursday, May 21, 2020 at 11:00 AM

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Skechers U.S.A., Inc. a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 9, 2020, and of the Proxy Statement Supplement dated May 11, 2020, and hereby appoints Morton Erlich and Thomas Walsh and each of them, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Skechers U.S.A., Inc. to be held live via webcast at www.virtualshareholdermeeting.com/SKX2020 on Thursday, May 21, 2020, at 11:00 a.m. Pacific time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1, AGAINST APPROVAL OF PROPOSAL 2 AND FOR APPROVAL OF PROPOSAL 3 IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side